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                                                                   Exhibit 10.72


                         AMENDMENT NUMBER TWENTY-ONE TO
             THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS

THE METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the "Plan") is hereby amended as follows, effective as of the dates set forth below:

     1. Section 1.4.05(b)(1) of the Plan is hereby amended by adding the following phrase at the end thereof to read as follows:

          "; provided, however, that the transfer of any Employee from MetLife Group, Inc. to Texas Life Insurance Company pursuant to the Stock Purchase Agreement for the sale of the stock of Cova Corporation to Wilton Re U.S. Holdings, Inc. or a wholly owned subsidiary thereof shall be considered a Discontinuance of Employment but only if (i) the sale of the stock of Cova Corporation to Wilton Re U.S. Holdings, Inc. or a wholly owned subsidiary thereof closes before April 1, 2009 and
          (ii) such Employee is employed by Texas Life Insurance Company continuously from the date of the transfer through the date of the closing of the above-referenced sale."

     2. This amendment shall be effective for the period of December 1, 2008 through June 30, 2009 at which time the provision in paragraph 1 above shall cease to have effect.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by an officer thereunto duly authorized on the date noted below the officer's signature.

METROPOLITAN LIFE INSURANCE COMPANY


By: /s/ Lynne E. DiStasio
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Name/Title: Lynne E. DiStasio, Vice-President
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Date: Dec. 18, 2008
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Witness: /s/ Lucida Plummer
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